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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report  (Date of earliest event reported):  December 7, 2001



                        HIGHLANDS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-14028             75-2370945
(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)      Identification No.)

             1000 Lenox Drive, Lawrenceville, New Jersey 08648-0426
              (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (609) 896-1921



                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

                        HIGHLANDS INSURANCE GROUP, INC.
                   ANNOUNCES PLAN TO CEASE ISSUING INSURANCE
                POLICIES AND ELECTION OF DIRECTORS AND OFFICERS

     LAWRENCEVILLE, N.J., Dec. 7 /PRNewswire/ -- Highlands Insurance Group, Inc. (NYSE: HIC - news), a property and casualty insurer, announced that the Board approved a plan pursuant to which the Company will cease, as soon as practical and as permitted by applicable insurance law, issuing any new or renewal insurance policies. Pursuant to the plan, the Company is considering selling books of business or transferring renewal rights to third parties. The Company's investment advisors will continue the search for a strategic alternative as previously announced. The Company will continue to reduce staffing levels and expenses as appropriate.

     At its Annual Meeting of Stockholders held today, the Company's stockholders elected as directors of Highlands, for three-year terms, Robert A. Spass, Bradley E. Cooper and Stephen L. Kibblehouse. At its organizational meeting following the Annual Meeting, the Board of Directors elected the following people as officers of the Company: Stephen L. Kibblehouse, Chief Executive Officer and General Counsel; John W. Cowley, President and Chief Operating Officer; Albert J. Marino, Chief Financial Officer and Treasurer; and Georgean M. Wardzinski, Vice President and Secretary.


     "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

     Certain sections of this press release contain statements which represent the Company's expectations or beliefs concerning future events and are "forward looking statements" within the meaning of Section 21E of the Exchange Act. The Company cautions that there are a variety of factors which may cause actual results to differ materially from those forward looking statements, including without limitation: changes in property and casualty reserves; catastrophe losses; premium growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; the outcome of various litigation matters and administrative proceedings; and general economic and market conditions.


                        HIGHLANDS INSURANCE GROUP, INC.
              ANNOUNCES THAT IT IS SEEKING TO OBTAIN APPROVAL FOR
           TRADING OF ITS COMMON STOCK ON AN OVER THE COUNTER MARKET

     Lawrenceville, New Jersey - December 12, 2001 ...Trading of common stock of Highlands Insurance Group, Inc. (formerly NYSE:HIC), a property and casualty insurer, was suspended yesterday by the New York Stock Exchange pending an application to the Securities Exchange Commission to delist the common stock. The share price of the Company's common stock and certain other related criteria have fallen below the New York Stock Exchange's listing criteria. The Company anticipates that common stock will be traded on the over the counter market beginning next week under the symbol HIGP.


     "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

     Certain sections of this press release contain statements which represent the Company's expectations or beliefs concerning future events and are "forward looking statements" within the meaning of Section 21E of the Exchange Act. The Company cautions that there are a variety of factors which may cause actual results to differ materially from those forward looking statements, including without limitation: changes in property and casualty reserves; catastrophe losses; premium growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; the outcome of various litigation matters and administrative proceedings; and general economic and market conditions.
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FORWARD LOOKING STATEMENTS

     Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HIGHLANDS INSURANCE GROUP, INC.


Dated:  December 13, 2001        By:/s/ Stephen L. Kibblehouse
                                    -------------------------------------
                                    Stephen L. Kibblehouse,
                                    Chief Executive Officer